SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 29, 2003

DIGITAS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29723	04-3494311
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street, Boston, Massachusetts         02199

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code         (617) 867-1000

Item 5.     Other Events

On January 29, 2003, Digitas Inc. (the “Company”) issued a press release providing its fourth quarter and full year 2002 results. Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Digitas Inc. press release issued on January 29, 2003.

Item 7.     Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1                 Press release of Digitas Inc. dated January 29, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

Date: January 31, 2003	/S/ THOMAS M. LEMBERG
Thomas M. Lemberg
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Digitas Inc. dated January 29, 2003, providing its fourth quarter and full year 2002 results.